Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.3 shall have the meanings ascribed to in the Current Report on Form 8-K to which the Exhibit 99.3 is attached.

The following unaudited pro forma condensed combined balance sheet of the Combined Company (as defined below) as of December 31, 2020 and the unaudited pro forma condensed combined statements of operations of the Combined Company for the year ended December 31, 2020 present the combination of the financial information of South Mountain and Billtrust, after giving effect to the Business Combination, accounted for as a reverse recapitalization, and related adjustments described in the accompanying notes. In connection with the closing of the Business Combination, accounted for as a reverse recapitalization, the registrant changed its name from South Mountain Merger Corp. to BTRS Holdings, Inc. (the “Combined Company”).

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 give pro forma effect to the Business Combination, accounted for as a reverse recapitalization, as if it had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 gives pro forma effect to the Business Combination, accounted for as a reverse recapitalization, as if it was completed on December 31, 2020.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical audited financial statements of South Mountain as of December 31, 2020, and for the year ended December 31, 2020, and the related notes, in each case, included in the Annual Report on Form 10-K for the year ended December 31, 2020, filed by the Combined Company with the Securities and Exchange Commission on March 24, 2021 (the “Annual Report”); and

•
the historical audited financial statements of Billtrust as of December 31, 2020, and for the year ended December 31, 2020, and the related notes, in each case, included elsewhere in this Current Report on Form 8-K; and

•	other information relating to South Mountain and Billtrust contained in this Current Report on Form 8-K or in the Annual Report.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination, which is accounted for as a reverse recapitalization, occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

On January 12, 2021, Billtrust consummated the previously announced Business Combination pursuant to the Agreement dated October 18, 2020 and amended as of December 13, 2020, between South Mountain, First Merger Sub, BT Merger Sub II, LLC and Billtrust, under the terms of which: (i) First Merger Sub, a wholly owned subsidiary of South Mountain merged with and into Billtrust (the “First Merger”), with Billtrust being the surviving company of the First Merger as a wholly owned subsidiary of South Mountain (Billtrust, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”) and (ii)  following the First Merger Billtrust merged with and into Second Merger Sub, a wholly owned subsidiary of South Mountain (the “Second Merger,” and together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger. After giving effect to the Mergers, the Combined Company owns, directly, all of the issued and outstanding equity interests of Billtrust, and the pre-Business Combination stockholders of Billtrust hold a portion of the South Mountain Class A Common Stock and all of the South Mountain Class C Common Stock.

As part of the Business Combination, accounted for as a reverse recapitalization, each existing share of Billtrust Common Stock, including shares of Billtrust Preferred Stock that were converted into Billtrust Common Stock as part of the Business Combination, accounted for as a reverse recapitalization, was converted into 7.228 shares of South Mountain Class A Common Stock or South Mountain Class C Common Stock, as applicable.

The following pro forma condensed combined financial statements presented herein reflect the actual redemption of 2,015 shares of Class A Common Stock of South Mountain’s stockholders in conjunction with the shareholder vote on the Business Combination contemplated by the Agreement at a meeting held on January 12, 2021.

 BTRS Holdings Inc.
UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET
DECEMBER 31, 2020
(in thousands)

	South Mountain				Billtrust				Business
	Historical	Transaction Accounting Adjustments	Note 3	As Adjusted	Historical	Transaction Accounting Adjustments	Note 3	As Adjusted	Combination* Transaction Accounting Adjustments	Note 3	Combined Pro Forma
Assets
Current assets
Cash and cash equivalents	$1,017	$452,273	(a)	$453,290	$14,642	$-		$14,642	$(168,380)	(a)	$299,552
Restricted cash	-	-		-	3,277	-		3,277	-		3,277
Customer funds	-	-		-	20,924	-		20,924	-		20,924
Accounts receivable, net	-	-		-	23,009	-		23,009	-		23,009
Prepaid expenses	73	-		73	2,961	-		2,961	-		3,034
Prepaid income taxes	185	-		185	-	-		-	-		185
Deferred implementation, commission and other costs, current	-	-		-	4,718	-		4,718	-		4,718
Other current assets	-	-		-	831	-		831	-		831
Total current assets	1,275	452,273		453,548	70,362	-		70,362	(168,380)		355,530
Property and equipment, net	-	-		-	16,650	-		16,650	-		16,650
Goodwill	-	-		-	36,956	-		36,956	-		36,956
Intangible assets, net	-	-		-	9,534	-		9,534	-		9,534
Deferred implementation and commission costs, non-current	-	-		-	8,677	-		8,677	-		8,677
Marketable securities held in Trust Account	252,293	(252,293)	(b)	-	-	-		-	-		-
Other assets	-	-		-	5,361	-		5,361	(2,845)	(h)	2,516
Total assets	$253,568	$199,980		$453,548	$147,540	$-		$147,540	$(171,225)		$429,863

Liabilities, redeemable convertible preferred stock and commitments and stockholders’ equity (deficit)
Current liabilities
Accounts payable	-	-		-	1,646	-		1,646	-		1,646
Customer funds payable	-	-		-	20,924	-		20,924	-		20,924
Accrued expenses and other	4,771	-		4,771	26,341	-		26,341	(5,639)	(h)	25,473
Current portion of debt and capital lease obligations, net of deferred financing costs	-	-		-	380	-		380	(176)	(i)	204
Deferred revenue	-	-		-	14,895	-		14,895	-		14,895
Other current liabilities	-	-		-	906	-		906	-		906
Total current liabilities	4,771	-		4,771	65,092	-		65,092	(5,815)		64,048
Long-term debt and capital lease obligations, net of current portion and deferred financing costs	-	-		-	43,295	-		43,295	(43,253)	(i)	42
Customer postage deposits	-	-		-	10,418	-		10,418	-		10,418
Deferred revenue, net of current portion	-	-		-	14,861	-		14,861	-		14,861
Deferred taxes	-	-		-	768	-		768	-		768
Accrual for cash consideration to Billtrust stockholders at the Business Combination	-	-		-	-	90,061	(f)	90,061	(90,061)	(a)	-
Deferred underwriting fee payable	7,970	-		7,970	-	-		-	(7,970)	(h)	-
Other long-term liabilities	-	-		-	9,296	-		9,296	-		9,296
Total liabilities	12,741	-		12,741	143,730	90,061		233,791	(147,099)		99,433

Class A common stock subject to possible redemption	235,827	(235,827)	(c)	-	-	-		-	-		-
Redeemable convertible preferred stock	-	-		-	159,028	(159,028)	(g)	-	-		-
Stockholders’ equity (deficit)
Common stock	-	-		-	5	10	(d)(g)	15	(15)	(d)	-
South Mountain Class A Common Stock	-	5	(d)(e)	5	-	-		-	8	(d)	13
South Mountain Class B Common Stock	1	(1)	(d)	-	-	-		-	-		-
South Mountain Class C Common Stock	-	-		-	-	-		-	1	(d)	1
Additional paid-in capital	8,048	435,803	(d)(e)	443,851	16,304	68,957	(d)(g)	85,261	(25,935)	(d)	503,177
Accumulated deficit	(3,049)	-		(3,049)	(171,527)	-		(171,527)	1,815	(d)	(172,761)
Total stockholders’ equity (deficit)	5,000	435,807		440,807	(155,218)	68,967		(86,251)	(24,126)		330,430
Total liabilities, redeemable convertible preferred stock and commitments and stockholders’ equity (deficit)	$253,568	$199,980		$453,548	$147,540	$-		$147,540	$(171,225)		$429,863

*	Business Combination is accounted for as a reverse recapitalization for purposes of unaudited pro forma condensed combined financial information.

BTRS Holdings Inc.
UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2020
(in thousands, except share and per share amounts)

	South Mountain (Historical)	Billtrust (Historical)	Transaction Accounting Adjustments	Note 4	Pro Forma
Revenues:
Subscription, transaction and services	$-	$108,569	$-		$108,569
Reimbursable costs	-	37,116	-		37,116
Total revenues	-	145,685	-		145,685
Cost of revenues:
Cost of subscription, transaction and services	-	32,531	-		32,531
Cost of reimbursable costs	-	37,116	-		37,116
Total cost of revenues, excluding depreciation and amortization	-	69,647	-		69,647
Operating expenses:
Research and development	-	36,468	-		36,468
Sales and marketing	-	23,420	-		23,420
General and administrative	-	22,188	-		22,188
Depreciation and amortization	-	5,624	-		5,624
Formation and operating costs	5,359	-	-		5,359
Total operating expenses	5,359	87,700	-		93,059
Loss from operations	(5,359)	(11,662)	-		(17,021)
Other income (expense):
Interest income	-	18	-		18
Interest expense	-	(4,661)	4,481	(j)	(180)
Other expense, net	-	(518)	-		(518)
Interest income on marketable securities held in Trust Account	909	-	(909)	(k)	-
Total other income (expense)	909	(5,161)	3,572		(680)
Loss before income taxes	(4,450)	(16,823)	3,572		(17,701)
Provision for income taxes	(3)	(204)	3	(j)	(204)
Net loss and comprehensive loss	$(4,453)	$(17,027)	$3,575		$(17,905)

Net loss per share
Weighted average shares outstanding, basic and diluted	7,409,825	4,377,213		(l)	142,887,379
Basic and diluted net loss per share	$(0.68)	$(5.87)		(l)	$(0.13)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1—Description of the Business Combination

On January 12, 2021, Billtrust consummated the previously announced Business Combination pursuant to the Agreement dated October 18, 2020 and amended as of December 13, 2020, between South Mountain, First Merger Sub, BT Merger Sub II, LLC and Billtrust, under the terms of which: (i) First Merger Sub merged with and into Billtrust (the “First Merger”), with Billtrust being the surviving company of the First Merger and (ii) immediately following the First Merger Billtrust merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the Second Merger. After giving effect to the Mergers, the Combined Company owns, directly, all of the issued and outstanding equity interests of Billtrust, and the pre-Business Combination stockholders of Billtrust hold a portion of the Combined Company Class A Common Stock and all of the Combined Company Class C Common Stock.

As a result of the Agreement, Billtrust stockholders received aggregate consideration with a value equal to $1,189,502,229, which consists of (i) $90,061,329 in cash at Closing of the Business Combination, accounted for as a reverse recapitalization, and (ii) $1,099,440,900 in South Mountain Class A Common Stock and South Mountain Class C Common Stock at Closing of the Business Combination, accounted for as a reverse recapitalization, or 109,944,090 shares based on an assumed share price of $10 per share.

In connection with the Business Combination, accounted for as a reverse recapitalization, Billtrust stockholders will receive contingent consideration of up to 12,000,000 shares of South Mountain Class A Common Stock or South Mountain Class C Common Stock, as applicable (“Earnout Securities”), contingent upon achieving certain market share price milestones within a period of five years post Business Combination.

In connection with the Business Combination, accounted for as a reverse recapitalization, 1,875,000 shares of South Mountain Class A Common Stock previously issued to the Sponsor and its affiliates in exchange of the founder shares (“Sponsor Vesting Shares”) were placed in a lock-up and will be released from a lock-up upon achieving certain market share price milestones within a period of five years post-Closing. These shares will be forfeited if the set milestones are not reached (see Note 3(d) Impact on equity).

At the Closing, Sponsor forfeited 1,250,000 shares of its South Mountain Class B Common Stock that it owned as of the Closing.

The following table summarizes the pro forma share of the Combined Company Class A Common Stock outstanding after giving effect to the Business Combination, excluding the potential dilutive effect of the Earnout Securities, Sponsor Vesting Shares, and exercise of warrants:

	Including dilutive effect of Billtrust options outstanding		Excluding dilutive effect of Billtrust options outstanding
	Shares	%	Shares[1]	%
Billtrust’s existing stockholders	109,944,090	69.56%	94,764,394	66.32%
South Mountain’s existing public stockholders	24,997,985	15.81%	24,997,985	17.49%
PIPE Investors	20,000,000	12.65%	20,000,000	14.00%
South Mountain’s Sponsor shares	3,125,000	1.98%	3,125,000	2.19%
Total	158,067,075	100%	142,887,379	100%

1 Excludes 15,179,696 Billtrust options outstanding.

Note 2—Basis of presentation

The historical financial information of Billtrust and South Mountain has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination, accounted for as a reverse capitalization, in accordance with U.S. GAAP. The transaction accounting adjustments are prepared to illustrate the estimated effect of the Business Combination, accounted for as a reverse recapitalization, and certain other adjustments.

The Business Combination will be accounted for as a reverse recapitalization because Billtrust has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taken into consideration:

•
Pre-Business Combination stockholders of Billtrust will own a relatively larger portion in the Combined Company compared to the ownership to be held by the pre-Business Combination shareholders of South Mountain;

•	Billtrust has the right to appoint a majority of BTRS Holdings Inc. Board members;

•	Senior management of Billtrust will comprise the senior management of the Combined Company; and

•	The operations of Billtrust prior to the transaction will comprise the only ongoing operations of the Combined Company.

Under the reverse recapitalization model, the Business Combination will be treated as Billtrust issuing equity for the net assets of South Mountain, with no goodwill or intangible assets recorded.

Note 3—Transaction Accounting Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2020

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2020 are as follows:

a)	Cash and cash equivalents. Represents the impact of the Business Combination, accounted for as a reverse recapitalization, on the cash and cash equivalents balance of the Combined Company.

The table below represents the sources and uses of funds as it relates to the Business Combination, accounted for as a reverse recapitalization:

(in thousands)	Note

Cash and cash equivalents balance of Billtrust prior to Business Combination*		$14,642
Cash and cash equivalents balance of South Mountain prior to Business Combination*		1,017
Total cash and cash equivalents balance prior to Business Combination*		15,659

South Mountain cash and cash equivalents transaction accounting adjustments:
South Mountain marketable securities held in Trust Account	(1)	252,293
PIPE Financing	(2)	200,000
Payment to redeeming South Mountain public stockholders	(3)	(20)
Total South Mountain transaction accounting cash and cash equivalents adjustments		452,273

Business Combination* cash and cash equivalents transaction accounting adjustments:
Cash consideration to existing Billtrust stockholders at the Business Combination*	(4)	(90,061)
Repayment of principal of Billtrust’s historical debt	(5)	(44,663)
Fees related to payment of Billtrust’s historical debt	(6)	(1,569)
Payment of deferred underwriting fees	(7)	(7,970)
Payment of accrued Billtrust transaction costs	(8)	(1,520)
Payment of incremental Billtrust transaction costs	(8)	(9,217)
Payment of accrued South Mountain transaction costs	(9)	(4,119)
Payment of incremental South Mountain transaction costs	(9)	(9,261)
Total Business Combination* cash and cash equivalents adjustments		(168,380)

Post-Business Combination* cash and cash equivalents balance		$299,552

*	Business Combination is accounted for as a reverse recapitalization for purposes of unaudited pro forma condensed combined financial information.

(1)
Represents the amount of the restricted investments and marketable securities held in the Trust Account upon consummation of the Business Combination, accounted for as a reverse recapitalization, at Closing (see Note 3(b) Trust Account).

(2)
Represents the issuance, in the PIPE Financing, to third-party investors of up to 20,000,000 shares of South Mountain Class A Common Stock assuming stock price of $10 per share (see Note 3(e) PIPE Financing).

(3)
Represents the amount paid to public stockholders who are assumed to exercise redemption rights under the maximum redemption scenario, including payment of accrued interest (see Note 3(d) Impact on equity).

(4)
Represents the amount of cash consideration paid to existing Billtrust stockholders in the Business Combination, accounted for as a reverse recapitalization (see Note 3(d) Impact on equity and Note 3(f) Accrual for cash consideration to Billtrust stockholders at the Business Combination, accounted for as a reverse recapitalization).

(5)	Represents repayment of Billtrust’s term loan under the terms of the BCA in the amount of $44,662,500 (see Note 3(i) Long-term debt).

(6)	Represents payment of fees associated with repayment of Billtrust’s term loan (see Note 3(d) Impact on equity).

(7)
Represents the payment of deferred underwriting fees incurred as part of the IPO committed to be paid upon the consummation of a Business Combination, accounted for as a reverse recapitalization (see Note 3(h)(1) Transaction costs).

(8)
Represents payment of Billtrust accrued and incremental transaction costs at the close of the Business Combination, accounted for as a reverse recapitalization (see Note 3(h)(5) Transaction costs and Note 3(h)(6) Transaction costs).

(9)
Represents payment of South Mountain accrued and incremental transaction costs at the close of the Business Combination, accounted for as a reverse recapitalization (see Note 3(h)(2) Transaction costs and Note 3(h)(3) Transaction costs)

b)
Trust Account. Represents release of the restricted investments and marketable securities held in the Trust Account upon consummation of the Business Combination, accounted for as a reverse recapitalization, to fund the Closing of the Business Combination (see Note 3(a)(1) Cash and cash equivalents).

c)
South Mountain’s Common Stock Subject to Possible Redemption. Represents reclassification of South Mountain’s redeemable shares into South Mountain Class A Common Stock in connection with the Business Combination, accounted for as a reverse recapitalization (see Note 3(d) Impact on equity).

d)
Impact on equity. The following table represents the impact of the Business Combination, accounted for as a reverse recapitalization, on the number of shares of South Mountain Class A Common Stock and South Mountain Class C Common Stock and represents the total equity section (in thousands, except share amounts):

	Number of Shares						Par Value
	Class A Common Stock - Sponsor	Class A Common Stock - Others	Class B Common Stock	Class C Common Stock	Sponsor Vesting Shares	Common stock, subject to possible redemption	Class A Common Stock	Class B Common Stock	Class C Common Stock	South Mountain’s Common stock, subject to possible redemption	Billtrust’s Common Stock	Billtrust’s Redeemable Convertible Preferred stock	Additional paid-in capital	Accumulated deficit
South Mountain equity as of December 31,2020 - prior to Business Combination*	-	1,636,173	6,250,000	-	-	23,363,827	$-	$1	$-	$235,827	$-	$-	$8,048	$(3,049)
Billtrust equity as of December 31,2020 - prior to Business Combination*	-	-	-	-	-	-	-	-	-		5	159,028	16,304	(171,527)
Equity balance prior to Business Combination*	-	1,636,173	6,250,000	-	-	23,363,827	-	1	-	235,827	5	159,028	24,352	(174,576)

South Mountain transaction accounting equity adjustments:
Reclassification of redeemable shares to Class A Stock	-	23,363,827	-	-	-	(23,363,827)	2	-	-	(235,827)	-	-	235,825	-
Less: Redemption of redeemable stock	-	(2,015)	-	-	-		-	-	-	-	-	-	(20)	-
Base Forfeited Shares	-	-	(1,250,000)	-	-	-	-	-	-	-	-	-	-	-
Reclassification of Sponsor-held Class B stock	5,000,000	-	(5,000,000)	-	-	-	1	(1)	-	-	-	-	-	-
Sponsor Vesting Shares	(1,875,000)	-	-	-	1,875,000	-	-	-	-	-	-	-	-	-
PIPE Financing	-	20,000,000	-	-	-	-	2	-	-	-	-	-	199,998	-
Total South Mountain transaction accounting equity adjustments	3,125,000	43,361,812	(6,250,000)	-	1,875,000	(23,363,827)	5	(1)	-	(235,827)	-	-	435,803	-

Billtrust transaction accounting equity adjustments:
Conversion of Billtrust’s redeemable convertible Preferred stock into common stock	-	-	-	-	-	-	-	-	-	-	10	(159,028)	159,018	-
Cash to existing Billtrust stockholders at the Business Combination*	-	-	-	-	-	-	-	-	-	-	-	-	(90,061)	-
Total Billtrust transaction accounting equity adjustments	-	-	-	-	-	-	-	-	-	-	10	(159,028)	68,957	-

Business Combination* transaction accounting equity adjustments:
Shares issued to Billtrust stockholders as consideration	-	85,733,177	-	9,031,217	-	-	8	-	1	-	-	-	(9)
SMMC transaction costs	-	-	-	-	-	-	-	-	-	-	-	-	(9,261)	-
Billtrust transaction costs	-	-	-	-	-	-	-	-	-	-	-	-	(9,217)	-
Billtrust’s capitalized expenses related to Business Combination*	-	-	-	-	-	-	-	-	-	-	-	-	(2,845)	-
Payment of fees related to repayment of historical debt of Billtrust and write-off of unamortized deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	(1,569)	(1,234)
Elimination of historical retained earnings of South Mountain	-	-	-	-	-	-	-	-	-	-	-	-	(3,049)	3,049
Elimination of historical shareholder shares of Billtrust	-	-	-	-	-	-	-	-	-		(15)	-	15	-
Total Business Combination* transaction accounting equity adjustments	-	85,733,177	-	9,031,217	-	-	8	-	1	-	(15)	-	(25,935)	1,815

Post-Business Combination* equity balance	3,125,000	130,731,162	-	9,031,217	1,875,000	-	$13	$-	$1	$-	$-	$-	$503,177	$(172,761)

*	Business Combination is accounted for as a reverse recapitalization for purposes of unaudited pro forma condensed combined financial information.

e)
PIPE Financing. Represents the issuance, in the PIPE Financing, to third-party investors of up to 20,000,000 shares of South Mountain Class A Common Stock at a price of $10 per share (see Note 3(a)(2) Cash and cash equivalents and Note 3(d) Impact on equity).

f)
Accrual for cash consideration to Billtrust stockholders at the Business Combination, accounted for as a reverse recapitalization. Represents accrual of liability related to cash consideration payable to Billtrust stockholders in connection with the Business Combination, accounted for as a reverse recapitalization (see Note 3(a)(4) Cash and cash equivalents and 3(d) Impact on equity).

g)
Billtrust’s Redeemable Convertible Preferred Stock. Represents conversion of Billtrust Preferred Stock into 9,460,482 Billtrust Common Stock in connection with the Business Combination, accounted for as a reverse recapitalization, (see Note 3(d) Impact on equity).

h)	Transaction costs.

(1)
Payment of deferred underwriting fees incurred by South Mountain in the amount of $7,970,375 (see Note 3(a)(7) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash and cash equivalents with a corresponding decrease in deferred underwriting fee payable.

(2)
Payment of South Mountain accrued transaction costs related to the Business Combination, accounted for as a reverse recapitalization, incurred through the close of the Business Combination in the amount of $4,118,750 (see Note 3(a)(9) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents with a corresponding decrease in accrued expenses and other.

(3)
Payment of South Mountain incremental transaction costs related to the Business Combination, accounted for as a reverse recapitalization, incurred through the close of the Business Combination in the amount of $9,260,617 (see Note 3(a)(9) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents with a corresponding decrease in additional paid-in capital (see Note 3(d) Impact on equity).

(4)
Recognition of Billtrust’s capitalized transaction costs related to the Business Combination, accounted for as a reverse recapitalization, in the amount of $2,844,527 as a reduction to equity proceeds. The unaudited pro forma combined balance sheet reflects these costs as a decrease in other assets with a corresponding decrease in additional paid-in capital (see Note 3(d) Impact on equity).

(5)
Payment of Billtrust accrued transaction costs related to the Business Combination, accounted for as a reverse recapitalization, incurred through the close of the Business Combination in the amount of $1,519,929 (see Note 3(a)(8) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents with a corresponding decrease in accrued expenses and other.

(6)
Payment of Billtrust incremental transaction costs related to the Business Combination, accounted for as a reverse recapitalization, incurred through the close of the Business Combination in the amount of $9,217,077 (see Note 3(a)(8) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents with a corresponding decrease in additional paid-in capital (See Note 3(d) Impact on equity).

i)
Long-term debt. Represents funds from the Business Combination, accounted for as a reverse recapitalization, used to repay Billtrust’s term loan under the terms of the BCA in the amount of $44,662,500 (see Note 3(a)(5) Cash and cash equivalents) and write-off of unamortized deferred financing costs in the amount of $1,234,288 (see Note 3(d) Impact on equity).

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2020

The transaction accounting adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 are as follows:

j)
Interest expense. Represents elimination of historical interest expense and amortization of deferred financing costs in connection with repayment of Billtrust’s term loan under the terms of the BCA (see Note 3(i) Long-term debt).

k)	Exclusion of interest income and related income tax expense. Represents elimination of interest earned on marketable securities held in the Trust Account and elimination of related income tax expense.

l)
Net loss per share. Represents pro forma net loss per share based on pro forma net loss and 142,887,379 total shares outstanding upon consummation of the Business Combination, accounted for as a reverse recapitalization. For each period presented, there is no difference between basic and diluted pro forma net loss per share as the inclusion of all potential shares of South Mountain Class A Common Stock and South Mountain Class C Common Stock of the Combined Company, as well as the Billtrust stock options outstanding at closing, would have been anti-dilutive.